                                                                    Exhibit 99.4

                            AGREEMENT OF JOINT FILING

      Open Wheel Racing Series LLC, Open Wheel Acquisition Corporation, 21st Century Racing Holdings LLC, Kevin Kalkhoven, Big Bang Racing LLC, Paul Gentilozzi, Willis Capital, L.L.C. and Gerald R. Forsythe hereby agree that the
Schedule 13D to which this Agreement is attached as an exhibit may be filed on behalf of each such person.

Dated: September 11, 2003

                                      OPEN WHEEL RACING SERIES LLC

                                      By:      /s/ Kevin Kalkhoven
                                               ---------------------------------
                                               Kevin Kalkhoven, a Manager

                                      OPEN WHEEL ACQUISITION CORPORATION

                                      By:      /s/ Kevin Kalkhoven
                                               ---------------------------------
                                               Kevin Kalkhoven, President

                                      21ST CENTURY RACING HOLDINGS LLC

                                      By:      /s/ Kevin Kalkhoven
                                               ---------------------------------
                                               Kevin Kalkhoven, Managing Member

                                      /s/ Kevin Kalkhoven
                                      ------------------------------------------
                                      Kevin Kalkhoven


                                      BIG BANG RACING LLC

                                      By:      /s/ Kevin Kalkhoven
                                               ---------------------------------
                                               Kevin Kalkhoven, Attorney-in-fact

                                      /s/ Kevin Kalkhoven
                                      ------------------------------------------
                                      Paul Gentilozzi by Kevin Kalkhoven,
                                      Attorney-in-fact



                                      WILLIS CAPITAL, L.L.C.

                                      By:      /s/ Kevin Kalkhoven
                                               ---------------------------------
                                               Kevin Kalkhoven, Attorney-in-fact

                                      /s/ Kevin Kalkhoven
                                      ------------------------------------------
                                      Gerald R. Forsythe by Kevin Kalkhoven,
                                      Attorney-in-fact




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